UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

CAPITAL ADVISORS GROWTH FUND

January 25, 2020

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 11.79% in the final six months of 2019, compared to a gain of 10.92% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2019, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2019
		S&P 500® Total
	Fund	Return Index
6-Months	11.79%	10.92%
12-Months	34.81%	31.49%
3-Years	13.85%	15.27%
5-Years	9.40%	11.70%
10-Years	11.25%	13.56%
Inception (12/31/1999)	4.12%	6.06%

Net Expense Ratio: 1.02%^ Gross Expense Ratio 1.20% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2020, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in the second half of 2019 were information technology and financials.  The top-contributing individual stock was Apple, Inc. (AAPL: $294), while Brookfield Asset Management, Inc. (BAM: $58), Applied Materials, Inc.

CAPITAL ADVISORS GROWTH FUND

(AMAT: $61), Raytheon Co. (RTN: $220) and Microsoft Corp. (MSFT: $158) also supported the Fund’s return.

Consumer discretionary and materials under-performed during the second half, and the Fund’s cash reserve of approximately 13% provided a headwind during a period of strong gains for the overall market.  Individual stocks that performed relatively weakly include PTC, Inc. (PTC: $75), Aaron’s, Inc. (AAN: $57), Amazon.com, Inc. (AMZN: $1,848), PayPal Holdings, Inc. (PYPL: $108) and Albemarle Corp. (ALB: $73).  The positions in PTC, Inc. and Albemarle Corp. were sold prior to year-end.

OUTLOOK

•	We believe the backdrop for financial markets entering 2020 is very different from conditions this time last year.

•	Whereas 2019 began with severely negative expectations embedded into asset prices, we begin 2020 with a much more optimistic feel to the consensus narrative.

•
A year ago, investors sold stocks aggressively leading into the new year in response to weakening economic data, tightening monetary policy, escalating trade frictions, Brexit uncertainty, and forward guidance from the Fed implying three more interest rate hikes were likely in 2019.

•
Instead, the Fed lowered interest rates three times in 2019, economic signals stabilized, and trade frictions eventually eased with the so called “phase-one” trade deal between the U.S. and China, the United States-Mexico-Canada Agreement (USMCA), and a British election that seems to have reduced the odds of a chaotic Brexit materially.

•	The question facing investors now is whether the positive surprises of 2019 laid the foundation for a new stage in the bull market, or the final innings of a monster relief rally.

•	We believe there is room for stocks to add a bit to their recent gains if the current consensus expectation for stable interest rates and rising corporate profits materializes in 2020.

•	We also caution that there may be a lot of good news baked into asset prices already, leaving markets vulnerable to any developments that threaten the current consensus view.

•	We expect geopolitics to play a predominant role in the markets in 2020, headlined by the U.S. elections in November.

•	We believe these conditions call for a balanced approach to portfolio construction that positions the Fund for multiple potential outcomes and allows flexibility to react to new developments.

CAPITAL ADVISORS GROWTH FUND

LAST YEAR WAS GREAT…NOW WHAT?

Most of the major risks facing investors in early 2019 broke positively at some point during the year.  Global asset markets rallied appropriately as each of these uncertainties turned for the better.  The year began with a sharp reversal in interest rate expectations when the Fed signaled a pivot away from its higher interest rate policy in January.  Concerns that the economy might slip into recession faded slowly throughout the year as a steady stream of “good enough” economic data eventually pulled investors away from the recession narrative.  And the year concluded with a flurry of better news on the trade front, including the declaration of a truce (for now) in the U.S./China trade war, passage of the USMCA, and a de-risking of the “messy Brexit” possibility.

As we look toward the new year it is hard to identify a comparable inventory of risk factors that might serve as a similar “wall of worry” for stocks to climb.  The market seems to have already priced in a favorable environment for stocks, so these expectations will need to be met in order to build on the gains that were achieved last year.  Even so, we would not characterize the current environment as euphoric, or overdone.  Assuming interest rates do not misbehave to the upside and the economy continues to advance, we believe the stock market can be productive in 2020, albeit modestly so.  A total return for stocks in the 5%-8% range would reflect likely earnings growth for the year, while providing a reasonable premium over safer investments in the fixed income markets.

We believe the wild card in 2020 will be geopolitics.

ELECTION YEAR OUTLOOK

The most visible geopolitical uncertainty in 2020 is the U.S. elections in November.  We need not add to the endless supply of commentary on the U.S. elections beyond the following observations that relate specifically to our approach with the Fund:

•
We believe the stock market is likely to respond more favorably to a Trump re-election than a democratic turnover in the White House (this is not a political statement – we believe investors would assume higher taxes and tighter regulatory oversite with a democratic administration, both of which factor negatively into business valuation).

•	We expect the U.S. treatment of China as its primary geopolitical rival will continue regardless of the outcome of the November elections.

•	We expect increasing government involvement in the technology and communications sectors, regardless of the outcome of the November elections.

•	We suspect the energy and healthcare sectors might be particularly volatile this year due to their prominence in the political posturing of both parties.

CAPITAL ADVISORS GROWTH FUND

•	We suspect the majority of the full-year change in the stock market – in either direction – might take place after the November elections, with plenty of ups and downs along the way.

•	Most importantly, we expect our nation to continue innovating and advancing, as it has for nearly 250 years, regardless of who occupies the oval office after November.

OTHER GEOPOLITICAL CONSIDERATIONS

The U.S. presidential election is by no means the only geopolitical consideration we are tracking.  We are particularly interested in potential policy actions related to trade, technology and fiscal stimulus.

TRADE

We suspect the trend toward greater tension in global trade relations has structural roots beyond the Trump administration, and we expect this dynamic to continue beyond his term in office.  We note that the idea of confronting China on issues of fair trade and human rights receives support from people of diverse political backgrounds in the U.S. and beyond.  There may be differences among the political parties regarding priorities and tactics, but the era of passive coexistence with China seems to be over.

Other near-term flash points we are watching include the recent defanging of the World Trade Organization (WTO) and the ongoing unrest in Hong Kong.  The U.S. effort to demobilize the WTO by denying sufficient appellate judges to hear disputes might incentivize more countries to pursue aggressive trade tactics in the near-term.  The concern in Hong Kong is the potential for a particularly controversial event to prompt a reaction from Washington that escalates tension with China, or worse, triggers a political miscalculation by one side or the other.  Either scenario would damage investor confidence and cast doubt on the prevailing expectation that the U.S. and China will strike a deal “eventually.”

TECHNOLOGY

We believe the growing global competition for technological development serves to intensify international political battles and increase government involvement in high-tech industries.  Due to its position at the intersection of national security, personal privacy and business interests, the regulatory oversite of many technology and communications companies seems likely to escalate out of necessity.  The U.S. treatment of Chinese telecom equipment company, Huawei Technologies may be informative on this front in the near-term, as will regulatory developments surrounding personal privacy rights in the U.S. and abroad.  For investors, this dynamic implies continued disruption of global supply chains, tighter limits on business activities, and higher costs for complying with evolving regulatory requirements.

CAPITAL ADVISORS GROWTH FUND

FISCAL POLICY

The most recent signaling from central bankers in the U.S., Europe and Japan suggests monetary policy will remain on hold for the foreseeable future in all three regions.  Moreover, recent commentary from many observers seems to reflect a growing belief that monetary stimulus may have reached its useful limit following 10-plus years of zero, or negative interest rates throughout the developed world.

On the other hand, fiscal policy initiatives are being debated and approved with increasing frequency.  For example, Britain, France, and Japan have already approved tax cuts and/or new government spending programs; the Italian government has been promising a more expansionary budget policy; and even Germany – the lone penny-pincher in Europe – has begun to publicly question the logic of its balanced budget obsession in the face of recent economic struggles.1

We believe a handoff from monetary to fiscal stimulus policies, if it develops, might prompt a shift in stock market leadership from growth stocks to more economically sensitive value stocks.  At the macro level, monetary stimulus supported rising price-to-earnings multiples (P/E) to drive returns from stocks, whereas fiscal policy may encourage a greater emphasis on earnings growth to push stocks higher.  This dynamic may have contributed to the reversal in leadership from growth stocks to value stocks toward the end of last year, and we suspect the trend might persist in 2020.

CURRENT PORTFOLIO DESIGN

To the extent possible we have tried to position the Fund for the following broad perspectives:

1)	We believe the stock market can build upon its recent strong gains in 2020, but our expectations are modest because a lot of good news may already be reflected in asset prices.

2)	We believe a balanced approach to portfolio construction is necessary to prepare for multiple potential outcomes and allow flexibility to react to new developments.

3)
We suspect investor attention might finally move beyond its decade-long obsession with central bankers and their policy experiments, while focusing instead on global political issues and potential fiscal programs.

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[1]
Source:  Bloomberg; Bank of England; France recently enacted tax rate reductions; Britain boosted fiscal spending plans materially in September; Japan announced a 26 trillion yen stimulus package in December (representing approximately $239 billion U.S. dollars, using the December 31, 2019 Yen/U.S. dollar exchange rate of 108.6).

CAPITAL ADVISORS GROWTH FUND

4)
We expect the 2020 presidential election to be charged with emotion on both sides of the aisle, but we believe the most pressing structural developments of the moment can endure regardless of the outcome – specifically greater political rivalry globally and increased government involvement/intrusion into the technology and communications sectors.

We expect to continue looking for opportunities to reduce exposure to some of the most highly-valued mega-cap growth companies, while diversifying to a more forward-looking set of opportunities.  Following are three examples of similar moves we made over the past year:

•	Early in 2019 we targeted rising geopolitical tensions as a key investment theme and added aerospace & defense positions to the Fund.

•
In November, we took some profits in the Fund’s largest consumer staples stocks – which we believe had ascended close to full valuation – and diversified into a much lower valuation stock in the staples sector that we believe may have over-reacted to the downside in reaction to short-term challenges.

•	We initiated a new position in a low-multiple semiconductor stock with leadership positions in 5G, electric and autonomous vehicles.

•	We diversified a portion of the Fund’s “FANG”[2] exposure into the following areas:

– Gene editing technologies	– Internet of Things (IoT)
– Robotics	– Geopolitical Uncertainty
– Regulatory complexity	– Rapid economic change

Broadly stated, the Fund strategy has four primary segments:

•	Emerging Franchises: Companies that are pioneering what we believe could become very large markets.

•
Core Innovators:  Companies that should continue leading large, attractive markets, and could enter and disrupt additional markets.  We believe these management teams can innovate at a pace that helps these companies shape the development of multiple markets.

•
Core Operators:  Companies that have proven abilities to lead large, attractive markets through economic cycles.  These are companies we believe can not only endure economic challenges but also emerge in stronger positions, for instance by acquiring troubled companies that have attractive assets.

_____________

[2]	The “FANG” acronym is commonly used in reference to leading technology companies like Facebook, Apple, Amazon, Netflix and Google.

CAPITAL ADVISORS GROWTH FUND

•	Strategic Opportunities: We believe these companies are temporarily undervalued due to either an overreaction to a recent negative event, or under-appreciation of potential future developments.

Near-term capital flows typically rotate among the above categories as global market conditions change.  We link that framework into our market outlook to further manage risk while targeting expected, longer-term returns.  Portfolio balance helps manage near-term volatility and prevent over-exposure to any narrow group.

Among the core holdings in this strategy, we seek to identify companies that are helping shape the development of highly attractive markets.  The leading companies and industries of tomorrow are frequently different from those of the past – a key difference between passive and active investing.  While we actively manage exposure to these positions to keep the strategy in balance given our market outlook, we tend to give these companies a longer leash to build wealth over time.  The Fund currently includes dedicated exposure to the following mega-trends:

–	Artificial Intelligence: The next stage of the computing revolution, including data analytics, self-driving cars, intelligent homes, and smart utility grids.

–	Robotics: The next leg of the industrial revolution’s use of machines to make tasks more efficient. At present, we view medical robotics as the highest-value segment.

–	Biotechnology: At the center in the fight against suffering and death – the knowledge, equipment, and treatments that are sparking advances in cancer, heart disease, diabetes, arthritis, including…

• Gene & Cell Therapy: Treating DNA strands and cells to eliminate or treat the root cause of diseases.

• Immuno-Oncology: Supercharging the body’s immune system to fight cancer.

–	Cloud Services: Involves businesses shifting their technology and information assets to the cloud for better capture and analytics...technology is not Wal-Mart’s core.

–	5G: Wireless capabilities that could impact the way people interact with each other, their homes, their cars.... The next wave of “connected mobility.”

–	Electric/Autonomous Vehicles: A transformation of vehicle transport with key implications for energy, the environment and “connected mobility.”

–	Electronic-Payments: The shift from cash to card to button. E-payments can enable new business models and help make established ones become more efficient.

CAPITAL ADVISORS GROWTH FUND

–
New Retail:  Technology is transforming the shopping experience.  Use a phone (or ask Alexa) to have food delivered to your doorstep in two hours; select items and check out of a store without stopping at the cashier; try on a blue item at a store and order a red one from the online kiosk...we believe technology has just scratched the surface of its potential impact on the shopping experience and profitability of “new retail” companies.

–	Social Change: The aging global population; the impact of connectivity technologies; the rise of two-income families; increasing financial power among women; changing generational expectations....

–
Emerging Market Consumer:  In Asia alone, 525 million have already joined the middle class – more than the total population of the European Union.  Over the next 20 years the middle class could expand by another three billion people, almost exclusively from the emerging world.[3]

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2019 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Brookfield Asset Mgt.	65,100	26.23	57.80	5.5
Apple	12,615	83.04	293.65	5.4
Microsoft	22,020	74.92	157.70	5.0
Visa	16,075	52.04	187.90	4.4
Blackrock	5,470	354.80	502.70	4.0
Raytheon	11,860	171.02	219.74	3.8
JP Morgan Chase	18,500	104.84	139.40	3.7
Accenture	11,882	179.83	210.57	3.6
Citigroup	29,200	47.23	79.89	3.4
Amazon.com	1,240	298.00	1,847.84	3.3

Of the 30 positions held in the Fund as of December 31, 2019, the 10 largest holdings represented 43.1% of total assets.  The Fund held 13.6% of its assets in interest bearing cash reserves as of December 31, 2019.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Aaron’s, Inc. (AAN: $58), Kroger Co. (KR: $29) and NXP Semiconductors N.V. (NXPI: $132).  All three stocks share value characteristics that help to balance the Fund’s sensitivity to momentum and market liquidity factors.  They are also relatively election cycle agnostic.
 _____________

[3]	Source: Ernst & Young, “Middle class growth in emerging markets: Hitting The Sweet Spot,” April 23, 2015

CAPITAL ADVISORS GROWTH FUND

Aaron’s, Inc.

Aaron’s, Inc. is a lease-to-own company with a 64-year track record that we believe has unique competitive advantages and attractive growth potential.  The lease-to-own industry serves the lower-income demographic that lacks credit history.  By leasing an item such as a bed, furniture, or cell phone, consumers can obtain items they may not otherwise have access to.  Over its 64-year history, we believe Aaron’s, Inc. has developed considerable knowledge and expertise in the complexity of the lease-to-own business model, enabling relatively stable sales and earnings through recent economic cycles.4

While we appreciate the entrenched competitive position of Aaron’s, Inc. core business of roughly 1,000 lease-to-own stores throughout the country, we believe the future growth driver for the company is a newer division called Progressive Leasing.  Progressive partners with third-party retailers like Best Buy Co. (BBY: $91) and Lowe’s Companies, Inc. (LOW: $121) to enable these retailers to serve a new demographic through the lease-to-own model.

The typical Progressive lease transaction takes one of two forms.  One is a membership structure where customers join the Progressive network online, allowing them to shop at any of the roughly 30,000 stores in the network and pay for items with a lease-to-own installment plan.  The second payment structure can be initiated at the point-of-sale if/when a consumer is denied access to credit within the store.

Progressive is relatively early in its development of large company partnerships, with anchor relationships like Best Buy Co. and Lowe’s Companies, Inc. still in the limited trial stage.  We look for expansion of these early-stage relationships, combined with the signing of new agreements, to be a major catalyst for the stock over the next one-to-three years.

Kroger Co.

Kroger Co. is the United States’ largest grocer, with revenues more than twice its nearest competitor. It is also number one or two in 90% of its major markets.5  This size gives it cost and brand advantages as well as a very large and valuable customer database, in our view.

The addition of Kroger Co. coincided with reductions in the Fund’s positions in Proctor & Gamble Co. (PG: $125) and PepsiCo, Inc. (PEP: $137).  This move transferred funds from higher-valuation-multiple stocks in the consumer staples sector into a position in the same sector with a much lower-multiple,  while enhancing the diversification of the staples sector within the Fund.6
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[4]	Source: Company filings; Bloomberg; Credit Suisse HOLT
[5]	Kroger 2019 Investor Conference presentation
[6]
Bloomberg: PG and PEP are trading at approximately 24 times the next-12-months consensus earnings per share (EPS) estimate; KR is trading at 12x.  EPS measures the amount of earnings the consensus analyst group expects the firm to generate, divided by the fully diluted number of shares outstanding.

CAPITAL ADVISORS GROWTH FUND

We believe Kroger Co. has several opportunities that could help drive the stock in coming years, including digital marketing, mobile ordering and food delivery, and consolidation of the fragmented grocery industry.  For example, Kroger Co. averages 11 million customer visits daily – a number that would likely attract meaningful advertising revenue for a television show.  Yet, these “viewers” are cash-ready buyers and usually influenceable at the point of purchase.  Earlier this year, Kroger Co. and Microsoft Corp. (MSFT: $158) partnered to use data to drive in-store sales and branding.  For instance, they are testing a technology called EDGE™ Shelf (Enhanced Display for Grocery Environment), which uses digital displays, instead of traditional paper tags, to show such items as prices, sales and nutritional information7.

In mobile delivery Kroger Co. has formed an exclusive partnership with Britain’s Ocado, the world’s largest dedicated online supermarket.8  The companies are building their initial distribution “sheds” to offer online customers a pickup option, so they can save time while still getting the food they want without potentially inconvenient delivery.

Lastly, we believe there is still plenty of room for Kroger Co. to expand its market share.  Despite having by far the largest industry footprint, Kroger Co. has only a 12% market share, while small-scale operators have 33%.9 We believe a solid, investment-grade balance sheet, attractive cash flow, and scale advantages give Kroger Co. the ability to endure, even prosper from industry consolidation.  Wal-Mart, Inc., Amazon.com, Inc. and European competitors such as Aldi have increased the industry’s competitive intensity.  We believe this competition pressures smaller-scale operators more than Kroger Co. – which has the retail presence and assets to invest in market evolution.

NXP Semiconductors N.V

NXP Semiconductors N.V. designs semiconductors in four business segments: Automobiles (~47% of 2018 revenue), Communications Infrastructure (~20%), Industrial Internet of Things (~18%), and Mobile Devices (~13%).  We believe management has invested wisely over the past several years and has built attractive growth businesses within each segment.

_____________

[7]	“Kroger and Microsoft partner to redefine the customer experience and introduce digital solutions for the retail industry” 1/7/19
[8]	Ocado Group, www.ocadogroup.com, retrieved November 11, 2019
[9]	Kroger 2019 Investor Conference presentation

CAPITAL ADVISORS GROWTH FUND

NXP Semiconductors N.V.  looks well-positioned for the transition of the global automobile fleet toward electric and autonomous platforms.  The company is the largest semiconductor supplier to the automobile market at a nearly 15% share.10  Management expects to grow this business segment by 25% annually over the next several years based largely upon orders in hand.  Near-term, the prime sales drivers include active safety sensors, such as lane change warnings.  Longer-term, we believe there is a significant opportunity with electronic and more fully autonomous vehicles.  Credit Suisse, for one, believes electronic and autonomous vehicles could push semiconductor content per vehicle to about $1,750 from about $350 now.11

Regarding the transition to 5G mobile communications, NXP Semiconductors N.V. is a leader in supplying Massive MIMO (multiple input multiple output) technologies that essentially combine smaller routers and networks into somewhat unified, far more powerful ones.  MIMO systems can increase networks’ energy efficiency and enable much stronger connections with a larger number of devices, which is key to 5G’s value proposition.

NXP Semiconductors N.V. is also a leading supplier of chips that enable Mobile Wallets – the storage and use of credit cards and bank accounts from mobile devices.  In recent quarters, India and China have been major growth drivers.

We like NXP Semiconductors N.V.’s business model because competitive barriers can be high within the markets the company serves.  For example, once the company’s products are designed into a particular auto model, the cost to the manufacturer for switching can be quite high, yet the unit price for each NXP Semiconductors N.V. device is typically tiny as a portion of the car’s total bill of materials.

We also like management’s capital allocation discipline.  Management has committed to returning practically all of the company’s excess cash flow (after investments) to investors.  Over the past four quarters, management repurchased over $6 billion of the company’s shares, representing approximately 15% of the entire equity market capitalization.12

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[10]	Morningstar, NXP Semiconductors NV, March 13, 2019
[11]	Credit Suisse, NXP Semiconductors N.V., July 30, 2019
[12]	Bloomberg; Company financials

CAPITAL ADVISORS GROWTH FUND

FINAL THOUGHTS

The elevated significance of geopolitics on global asset markets seems likely to raise investors’ anxiety levels for the foreseeable future.  This dynamic might lead to higher volatility in 2020 because uncertain investors can be twitchy traders.  We have tried to position the Fund for this environment with greater balance among industry sectors and market factors – more value, less “FANG” for example – while building a cash reserve of approximately 14% of Fund assets as of year-end.  We believe this design can position the Fund for a wider range of potential outcomes in 2020, while creating flexibility to react efficiently to changing market conditions.  Most importantly, we believe thoughtful security selection and careful portfolio design can still generate attractive long-term returns at acceptable risk levels in the stock market.  This is our objective for the Fund.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. It is not possible to invest directly in an index.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

CAPITAL ADVISORS GROWTH FUND

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500® Index

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	34.81%	9.40%	11.25%
S&P 500® Index	31.49%	11.70%	13.56%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2019 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/19 – 12/31/19).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/19	12/31/19	7/1/19 – 12/31/19
Actual	$1,000.00	$1,117.90	$5.34
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2019

Shares	COMMON STOCKS - 83.63%	Value
	Aerospace & Defense - 3.78%
11,860	Raytheon Co.	$2,606,116

	Asset Management - 3.99%
5,470	BlackRock, Inc.	2,749,769

	Banks - Global - 3.75%
18,500	JPMorgan Chase & Co.	2,578,900

	Business Services - 4.39%
16,075	Visa, Inc. - Class A	3,020,492

	Business Software & Services - 5.04%
22,020	Microsoft Corp.	3,472,554

	Catalog & Mail Order Houses - 3.33%
1,240	Amazon.com, Inc.*	2,291,322

	Credit Services - 1.71%
10,910	PayPal Holdings, Inc.*	1,180,135

	Diagnostics & Research - 5.83%
13,445	Danaher Corp.	2,063,539
6,015	Thermo Fisher Scientific, Inc.	1,954,093
		4,017,632
	Grocery Stores - 2.04%
48,355	Kroger Co.	1,401,811

	Health Care Plans - 2.64%
6,170	UnitedHealth Group, Inc.	1,813,857

	Industrial Distribution - 1.78%
30,490	HD Supply Holdings, Inc.*	1,226,308

	Information Technology Services - 3.63%
11,882	Accenture PLC - Class A#	2,501,993

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2019, Continued

Shares		Value
	Internet Information Providers - 3.23%
420	Alphabet, Inc. - Class A*	$562,544
1,242	Alphabet, Inc. - Class C*+	1,660,579
		2,223,123
	Medical Devices - 2.81%
9,210	Stryker Corp.	1,933,547

	Medical Instruments & Supplies - 1.53%
1,785	Intuitive Surgical, Inc.*	1,055,203

	Money Center Banks - 3.39%
29,200	Citigroup, Inc.	2,332,788

	Personal Computers - 5.38%
12,615	Apple, Inc.	3,704,395

	Personal Products - 2.98%
16,405	Procter & Gamble Co.	2,048,985

	Personal Services - 1.72%
7,900	Bright Horizons Family Solutions, Inc.*	1,187,291

	Processed & Packaged Goods - 2.90%
14,600	PepsiCo, Inc.	1,995,382

	Real Estate Development - 5.46%
65,100	Brookfield Asset Management, Inc. - Class A#	3,762,780

	Rental & Leasing Services - 1.37%
16,500	Aaron’s, Inc.	942,315

	Scientific Research & Development Services - 1.85%
13,430	CRISPR Therapeutics AG*#	817,954
15,440	Editas Medicine, Inc.*	457,178
		1,275,132
	Semiconductor Equipment & Materials - 4.31%
26,085	Applied Materials, Inc.	1,592,228
10,830	NXP Semiconductors N.V.#	1,378,226
		2,970,454

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2019, Continued

Shares		Value
	Software - Application - 1.77%
4,650	Intuit, Inc.	$1,217,974

	Specialty Retail - Other - 3.02%
9,815	Alibaba Group Holding Ltd. - ADR*	2,081,761
	Total Common Stocks (Cost $35,899,179)	57,592,019

	EXCHANGE-TRADED FUND - 2.75%
19,880	SPDR S&P Biotech ETF	1,890,787
	Total Exchange-Traded Fund (Cost $1,630,226)	1,890,787

	MONEY MARKET FUND - 13.60%
9,367,732	First American Government Obligations
	Fund, Class X, 1.51%† (Cost $9,367,732)	9,367,732
	Total Investments in Securities
	(Cost $46,897,137) - 99.98%	68,850,538
	Other Assets in Excess of Liabilities - 0.02%	11,566
	Net Assets - 100.00%	$68,862,104

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2019.
+	Non-voting shares.
ADR - American Depository Receipt
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2019

ASSETS
Investments, at value (cost $46,897,137)	$68,850,538
Cash	8,854
Receivables:
Fund shares issued	39,508
Dividends and interest	38,867
Dividend tax reclaim	4,342
Prepaid expenses	14,968
Total assets	68,957,077
LIABILITIES
Payables:
Fund shares redeemed	7,155
Due to advisor	35,300
Audit fees	21,000
Transfer agent fees and expenses	5,530
Administration and fund accounting fees	18,181
Chief Compliance Officer fee	2,000
Custodian fees	1,054
Legal fees	483
Miscellaneous expense	4,270
Total liabilities	94,973

NET ASSETS	$68,862,104

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$68,862,104
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,310,191
Net asset value, offering and
redemption price per share	$29.81

COMPONENTS OF NET ASSETS
Paid-in capital	$46,532,816
Total distributable earnings	22,329,288
Net assets	$68,862,104

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2019

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $6,734)	$612,064
Interest	157,971
Total income	770,035
Expenses
Advisory fees (Note 4)	447,495
Administration and fund accounting fees (Note 4)	106,196
Transfer agent fees and expenses (Note 4)	34,405
Registration fees	25,512
Audit fees	21,000
Trustee fees and expenses	15,561
Chief Compliance Officer fee (Note 4)	12,000
Legal fees	10,330
Shareholder reporting	8,071
Miscellaneous fees	6,703
Custody fees (Note 4)	6,460
Insurance	2,072
Total expenses	695,805
Less: advisory fee waiver (Note 4)	(99,145)
Net expenses	596,660
Net investment income	173,375

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	3,623,930
Net change in unrealized appreciation on investments	13,547,628
Net realized and unrealized gain on investments	17,171,558
Net increase in net assets
resulting from operations	$17,344,933

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$173,375	$97,997
Net realized gain on investments	3,623,930	1,823,579
Net change in unrealized appreciation/
(depreciation) on investments	13,547,628	(4,359,136)
Net increase/(decrease) in net assets
resulting from operations	17,344,933	(2,437,560)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(2,517,890)	(3,097,027)
Total dividends and distributions	(2,517,890)	(3,097,027)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,608,448	2,081,396
Total increase/(decrease)
in net assets	20,435,491	(3,453,191)

NET ASSETS
Beginning of year	48,426,613	51,879,804
End of year	$68,862,104	$48,426,613

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	388,588	$10,478,973	248,367	$6,633,421
Shares issued in
reinvestment
of distributions	84,046	2,448,277	121,659	2,953,886
Shares redeemed+	(271,039)	(7,318,802)	(282,040)	(7,505,911)
Net increase	201,595	$5,608,448	87,986	$2,081,396

+ Net of redemption
fees of		$—		$156

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2019	2018		2017		2016	2015
Net asset value,
beginning of year	$22.97	$25.68		$24.11		$22.12	$24.31
Income from
investment operations:
Net investment income	0.08	0.05	(1)	0.05		0.03	0.02	(1)
Net realized and
unrealized gain/(loss)
on investments	7.89	(1.19)		3.56		2.12	(0.79)
Total from
investment operations	7.97	(1.14)		3.61		2.15	(0.77)
Less distributions:
From net
investment income	(0.08)	(0.05)		(0.05)		(0.05)	(0.13)
From net realized
gain on investments	(1.05)	(1.52)		(1.99)		(0.11)	(1.29)
Total distributions	(1.13)	(1.57)		(2.04)		(0.16)	(1.42)
Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)
Net asset value, end of year	$29.81	$22.97		$25.68		$24.11	$22.12

Total return	34.81%	-4.80%		14.98%		9.71%	-3.22%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$68,862	$48,427		$51,880		$45,471	$38,914
Ratio of expenses to
average net assets:
Before fee waivers	1.17%	1.18%		1.39%		1.48%	1.49%
After fee waivers	1.00%	1.00%		1.18%		1.25%	1.25%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waivers	0.12%	0.00%		(0.01)%		(0.11)%	(0.14)%
After fee waivers	0.29%	0.18%		0.20%		0.12%	0.10%
Portfolio turnover rate	43.55%	46.32%		58.34%		39.60%	44.34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2016 – 2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and,

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2019, the Fund did not retain any redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 8 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2019.

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,606,116	$—	$—	$2,606,116
Consumer Goods	4,044,367	—	—	4,044,367
Consumer Defensive	1,401,811	—	—	1,401,811
Financial	15,624,864	—	—	15,624,864
Healthcare	10,095,371	—	—	10,095,371
Industrial	2,168,623	—	—	2,168,623
Services	7,152,603	—	—	7,152,603
Technology	14,498,264	—	—	14,498,264
Total Common Stocks	57,592,019	—	—	57,592,019
Exchange-Traded Fund	1,890,787	—	—	1,890,787
Money Market Fund	9,367,732	—	—	9,367,732
Total Investments in Securities	$68,850,538	$—	$—	$68,850,538

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2019, the end of the reporting period. During the year ended December 31, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement(“ ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2019, the Fund incurred $447,495 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2019, the Advisor reduced its fees in the amount of $99,145. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended December 31, 2019 are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $22,744,310 and $22,481,594, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019	December 31, 2018
Ordinary income	$ 182,617	$ 90,568
Long-term capital gains	2,335,273	3,006,459

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$46,897,137
Gross tax unrealized appreciation	22,019,489
Gross tax unrealized depreciation	(66,088)
Net tax unrealized appreciation	21,953,401
Undistributed ordinary income	—
Undistributed long-term capital gain	375,887
Total distributable earnings	375,887
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$22,329,288

The book basis and tax basis are the same.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – SUBSEQUENT EVENTS

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2020

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2019 (Unaudited)

For the year ended December 31, 2019, the Fund designated $182,617 and $2,335,273 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2019 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-Q and Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 73)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate housing		with the Fund);
			management)		Independent
			(2012 to July 2019);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head	1	Trustee,
(age 59)		term*;	of Business		Advisors Series
615 E. Michigan Street		since	Development		Trust (for series
Milwaukee, WI 53202		March	Ballast Equity		not affiliated
		2017.	Management, LLC		with the Fund).
(a privately-held
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
George J. Rebhan(4)	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 85)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	and	May	(mutual funds)		not affiliated
	Trustee	2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term;	Manager,		Advisors Series
615 E. Michigan Street		since	President, CEO,		Trust (for series
Milwaukee, WI 53202		September	U.S. Bancorp Fund		not affiliated
		2008.	Services, LLC, and		with the Fund).
its predecessors,
(May 1991 to July 2017).

Raymond B. Woolson(4)	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 61)		term*;	Group, Inc.		Advisors Series
615 E. Michigan Street		since	(financial consulting		Trust (for series
Milwaukee, WI 53202		January	firm) (1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 58)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 48)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 37)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 62)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 51)	President	term;	Fund Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. George Rebhan retired as an Independent Trustee on December 31, 2019. Mr Raymond Woolson became the Chairman of the Board effective January 1, 2020.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which at the time was comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2019, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods. The Board reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed both its primary and secondary benchmark indices over the one-year, three-year, five-year, and ten-year periods.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund underperformed the similarly managed account composite for the one-, three-, five-, and ten-year periods. The Board noted that the Advisor represented that differences in performance were primarily due to: (a) the ability to purchase certain stocks in separately managed accounts that are not available for the Fund and (b) any other client-specific mandates in the separate accounts.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.00% (the “Expense Cap”).  The Board noted that the Fund’s total expense

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

ratio was above its peer group median and average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio was above the peer group median and average and the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund were below the peer group median and average as of the year ended June 30, 2019.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$17,400	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  3/12/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  3/12/20

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date 3/11/20

* Print the name and title of each signing officer under his or her signature.